UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (date of earliest event reported):         April 28, 2005
                                                  ------------------------------

                          FOOTHILL INDEPENDENT BANCORP
             (Exact name of registrant as specified in its charter)


            DELAWARE                 0-11337                 95-3815805
------------------------------   ---------------     ---------------------------
 (State or other jurisdiction      (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)


     510 S. Grand Avenue, Glendora, CA                         91741
    ------------------------------------               ---------------------
          (Address of principal                              (Zip Code)
           executive offices)

       Registrant's telephone number, including area code: (626) 963-8551
                               __________________


                                 NOT APPLICABLE
                    ----------------------------------------
         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13c-4(C) under the Exchange Act (17 CFR 240.13e-4(C))

Item 8.01  Other Events.


     On April 28, 2005, Foothill Independent Bancorp (Foothill) issued a press release announcing a five-for-four stock split of Foothill's outstanding shares that will be effectuated by means of a 25% stock dividend that will be distributed on May 25, 2005 to Foothill's stockholders of record as of the close of business on May 10, 2005.

     In that press release, Foothill also announced that its Board of Directors had declared a quarterly cash dividend of $0.13 per share that will be payable on June 10, 2005 to stockholders of record as of the close of business on May 26, 2005, which is one day after the record date for the 5-for-4 stock split. The press releases stated that Foothill's Board of Directors selected May 26, 2005 as the record date for the cash dividend in order to effectuate a 25% increase in the amount of the quarterly cash dividend, from the amount that had been paid in previous quarters pursuant to its dividend policy.

     A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.


Item 9.01  Financial Statements and Exhibits.

           (c)   Exhibits.
                 --------

                 The following Exhibit is filed as part of this Report:

                 Exhibit 99.1: Press Release, issued April 28, 2005, Announcing 5-for 4 Stock Split and Declaration of Cash Dividend

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FOOTHILL INDEPENDENT BANCORP



Date: April 28, 2005                             By: /s/ CAROL ANN GRAF
                                                     ---------------------------
                                                     Carol Ann Graf,
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS



EXHIBIT NO.                      DESCRIPTION
-----------        -------------------------------------------------------------

   99.1 Press Release, issued April 28, 2005, Announcing 5-for-4 Stock Split and Declaration of Cash Dividend.